                                POWER OF ATTORNEY

          Each director and officer of Insilco Corporation (the "Company") whose signature appears below hereby appoints Robert L. Smialek, Kenneth H. Koch, or Philip K. Woodlief, or any of them, as his attorney-in-fact to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 500,000 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated 1993 Long-Term Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          IN WITNESS WHEREOF, we have hereunto set our hands this 25th day of September, 1997.

DIRECTORS/OFFICERS:

 /s/ Robert L. Smialek                  /s/ Philip K. Woodlief
 ---------------------                  ----------------------
Robert L. Smialek, President,           Philip K. Woodlief, Vice President and
Chief Executive Officer, and            Corporate Controller
Chairman of the Board

/s/ Thomas E. Petry                     /s/ Terence M. O'Toole
---------------------                   ----------------------
Thomas E. Petry, Director               Terence M. O'Toole, Director

/s/ Barry S. Volpert                    /s/ James J. Gaffney
---------------------                   ----------------------
Barry S. Volpert, Director              James J. Gaffney, Director